                                                                   Exhibit 10.21

                   FIRST AMENDMENT dated as of February 3, 1999 (this
               "Amendment") to the Amended and Restated Credit Agreement dated
                ---------
               as of September 25, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among
                                                ----------------
               UNISOURCE WORLDWIDE, INC., a Delaware corporation, UNISOURCE CAPITAL CORPORATION, a Delaware corporation, UNISOURCE CANADA, INC., a Canadian corporation, the LENDERS party thereto, THE CHASE MANHATTAN BANK, as Administrative Agent and U.S. Collateral Agent, THE TORONTO-DOMINION BANK, as Canadian Agent and Canadian Collateral Agent, and TORONTO DOMINION (TEXAS) INC., as Documentation Agent.


          The Company has requested that certain provisions of the Credit Agreement be amended as provided for in this Amendment and the Lenders are willing to so amend the Credit Agreement as provided for in this Amendment.

          Accordingly, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Capitalized terms used and not defined herein shall
         --------------
have the meanings given to them in the Credit Agreement.

     2. Amendment.
        ----------

          (a)  Section 1.01 of the Credit Agreement is hereby amended by:

               (i) inserting at the end of the definition of "Permitted Notes" the sentence "The Senior Notes are hereby deemed to constitute Permitted Notes."; and

               (ii) inserting the following definitions in the appropriate order:

                    "'Senior Notes' means senior unsecured notes of the Company issued under and with the terms set forth in the Senior Note Indenture"

                    "'Senior Note Indenture' means an indenture substantially as described in, and with terms and provisions concerning principal amount, payments, amortization and maturity materially no less favorable to the Lenders than the terms and provisions set forth in, the description of notes dated January 21, 1999 without giving effect to any amendments, modifications or waivers thereto not approved in writing by the Required Lenders."

          (b) Paragraph (d) of Section 2.08 of the Credit Agreement is hereby amended by inserting following the amount "300,000,000" therein the following parenthetical "(including any reduction under paragraph (b) of this Section)".

          (c) Section 5.11 of the Credit Agreement is hereby amended by deleting the amount "$300,000, 000" therein and substituting therefor
     "$225,000,000".

          (d) Section 6.07 of the Credit Agreement is hereby amended by:

               (i) deleting the word "and" at the end of clause (iv) of the proviso thereto and substituting therefor a comma; and

               (ii) adding immediately before the period at the end thereof the following words "and (vi) the foregoing shall not apply to restrictions and conditions contained in the Senior Note Indenture (provided such restrictions or conditions are identical to those contained in the description of notes dated January 21, 1999 or otherwise do not limit or restrict (A) Liens securing the Obligations, (B) Guarantees of the Obligations and (C) the ability of any Subsidiary to pay dividends or other distributions to, or to make or repay loans or advances to, the Company or any "Wholly Owned Restricted Subsidiary" (as such term is defined in the Senior Note Indenture))".

     3.  Incorporation of Covenants and Events of Default.  The Company agrees
         -------------------------------------------------
to negotiate with the Administrative Agent and, not later than the date of issuance of the Senior Notes, to enter into, and the Required Lenders hereby authorize the Administrative Agent to enter into on their behalf, an amendment to the Credit Agreement incorporating into the Credit Agreement the covenants and events of default set forth in the Senior Note Indenture, mutatis mutandis.

     4.  No Other Amendments or Waivers; Confirmation.  Except as expressly
         ---------------------------------------------
amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     5.  Representations and Warranties.  The Company hereby represents and
         -------------------------------
warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) After giving effect to the amendments provided for herein, no Default or Event of Default has occurred and is continuing.

          (b) All representations and warranties of the Company contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Closing Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          (c) This Amendment has been duly authorized, executed and delivered by the Company, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     6.  Effectiveness.  This Amendment shall become effective only upon (a) the
         --------------
receipt by the Administrative Agent of (i) counterparts hereof, duly executed and delivered by the Company and the Required Lenders and (ii) an opinion of counsel to the Company, in form reasonably satisfactory to the Administrative Agent and covering such matters relating to this Amendment as the Administrative Agent shall reasonably request, (b) the reduction of the Commitments by an amount no less than $75,000,000 (it being understood that the

Commitments shall be further reduced pursuant to Section 2.08(d) of the Credit Agreement by the full amount of the gross proceeds of the issuance of the Senior Notes up to an aggregate amount of $225,000,000), and (c) the effectiveness of the amendment referred to in Section 3 above.

     7.  Expenses.  The Company agrees to reimburse the Administrative Agent for
         ---------
its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     8.  GOVERNING LAW; COUNTERPARTS.  (a) THIS AMENDMENT AND THE RIGHTS AND
         ----------------------------
OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              UNISOURCE WORLDWIDE, INC.


                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              THE CHASE MANHATTAN BANK


                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              THE TORONTO DOMINION BANK,

                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION,

                              By:  /s/ John W. Pocalyko
                                  ------------------------------
                                 Name:  John W. Pocalyko
                                 Title:  Managing Director


                              MELLON BANK, N.A.,

                              By:  /s/ Donald G. Cassidy, Jr.
                                 --------------------------------
                                 Name:  Donald G. Cassidy, Jr.
                                 Title:  First Vice President


                              NATIONSBANK, N.A.,

                              By  /s/ John W. Pocalyko
                                 --------------------------------
                                 Name:  John W. Pocalyko
                                 Title:  Managing Director


                              DEN DANSKA BANK, AKTIESELSKAB, CAYMAN ISLANDS BRANCH,

                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              THE NORTHERN TRUST COMPANY,

                              By:  /s/ Nicole Kidder
                                 --------------------------------
                                 Name:  Nicole Kidder
                                 Title:  Second Vice President


                              PNC BANK, N.A. ,

                              By: /s/ Charmienne Ganeo
                                 --------------------------------
                                 Name:  Charmienne Ganeo
                                 Title:  Corporate Banking Officer

                              THE ROYAL BANK OF CANADA,

                              By:  /s/ Sheryl L. Greenberg
                                 --------------------------------
                                 Name:  Sheryl L. Greenberg
                                 Title:  Senior Manager


                              ISTITUTO BANCARIO SAN PAOLO DI TORINO, SPA,

                              By:  /s/ Luca Sacchi
                                 --------------------------------
                                 Name:  Luca Sacchi
                                 Title:  Vice President


                              THE SANWA BANK, LIMITED,

                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA,

                              By:  /s/ J. Alan Edwards
                                 --------------------------------
                                 Name:  J. Alan Edwards
                                 Title:  Authorized Signatory


                              SUNTRUST BANK, ATLANTA

                              By:  /s/ W. David Wisdom
                                 --------------------------------
                                 Name:  W. David Wisdom
                                 Title:  Group Vice President

                              By: /s/ Melissa W. Swint
                                 --------------------------------
                                 Name:  Melissa W. Swint
                                 Title:  Operations Officer


                              UBS, AG, NEW YORK BRANCH

                              By: /s/ Leo L. Baltz
                                 --------------------------------
                                 Name:  Leo L. Baltz
                                 Title:  Director

                              By:  /s/ Eric C. Hanson
                                 --------------------------------
                                 Name:  Eric C. Hanson
                                 Title:  Associate Director


                              WELLS FARGO BANK, N.A.,

                              By:  /s/ Greg Richardson
                                 --------------------------------
                                 Name:  Greg Richardson
                                 Title:  Vice President


                              THE BANK OF NEW YORK,

                              By:  /s/ Walter C. Parelli
                                 --------------------------------
                                 Name:  Walter C. Parelli
                                 Title:  Vice President


                              THE BANK OF TOKYO - MITSUBISHI TRUST
                              COMPANY,

                              By: /s/ Mark O'Connor
                                 --------------------------------
                                 Name:  Mark O'Connor
                                 Title:  Vice President


                              CIBC INC.,

                              By: /s/ Gerald Girardi
                                 --------------------------------
                                 Name:  Gerald Girardi
                                 Title:  Executive Director
                                        CIBC Oppenheimer Corp., as Agent


                              FLEET NATIONAL BANK,

                              By:  /s/ Jeff Lynch
                                 --------------------------------
                                 Name:  Jeff Lynch
                                 Title:  Senior Vice President


                              FUJI BANK, LIMITED, NEW YORK BRANCH,

                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              FIRST UNION NATIONAL BANK,

                              By: /s/ Thomas C. Woodward
                                 --------------------------------
                                 Name:  Thomas C. Woodward
                                 Title:  Senior Vice President


                              THE YASUDA TRUST AND
                              BANKING COMPANY LIMITED,
                              NEW YORK BRANCH,

                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              BANK OF MONTREAL,

                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              BANQUE NATIONALE DE PARIS,

                              By:
                                 --------------------------------
                                 Name:
                                 Title:


                              BAYERISCHE LANDESBANK GIROZENTRALE,

                              By: /s/ James H. Boyle
                                 --------------------------------
                                 Name:  James H. Boyle
                                 Title:  Second Vice President

                              By: /s/ Alexander Kohnert
                                 --------------------------------
                                 Name:  Alexander Kohnert
                                 Title:  First Vice President

                              THE INDUSTRIAL BANK OF JAPAN
                              TRUST COMPANY

                              By: /s/ John V. Veltri
                                 --------------------------------
                                 Name:  John V. Veltri
                                 Title:  S. Vice President


                              DUETSCHE BANK AG
                              NEW YORK BRANCH AND/OR
                              CAYMAN ISLANDS BRANCH

                              By: /s/ Hans-Josef Thiele
                                 --------------------------------
                                 Name:  Hans-Josef Thiele
                                 Title:  Director

                              By: /s/ Stephan A. Wiedemann
                                 --------------------------------
                                 Name:  Stephan A. Wiedemann
                                 Title:  Director

                              TORONTO DOMINION (TEXAS), INC.,
                              as U.S. Lender,

                              By: /s/ Lynn Chasin
                                 --------------------------------
                                 Name:  Lynn Chasi
                                 Title:  Vice President